                                                                 EXHIBIT 10.50.1


            [LETTERHEAD OF FIRST COLLATERAL SERVICES APPEARS HERE]

     December 16, 1997
     Via FAX and Airborne

     Sutter Mortgage Corporation and Subsidiary
     2140 North Broadway
     Walnut Creek, California 94596

     Attention: Ronald Morck, President

     Re: Master Mortgage Loan Purchasing Agreement dated August 26, 1993 and
         Commitment Letter dated July 11, 1994

     Dear Ron:

     This Amended Commitment Letter amends the Commitment Letter referred to above, supplements the above-referenced Master Mortgage Loan Purchasing Agreement (the "Agreement") and will confirm certain terms and conditions of the purchasing arrangements between Sutter Mortgage Corporation and Subsidiary and First Collateral Services ("Purchaser") set forth herein. Capitalized terms are used herein with the same meaning as in the Agreement.

     Customer Number:
     ----------------

         5975

     Maturity Date:
     --------------

         March 31, 1998

     Effective Date:
     ---------------

                    This document shall take full force and effect on January 1, 1998.

     All other terms and conditions of the Master Mortgage Loan Purchasing Agreement dated August 26, 1993 and Commitment Letters dated July 11, 1994 shall remain the same.

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Sutter Mortgage Corporation and Subsidiary
December 16, 1997
Page 2




If the above meets with your approval, please so indicate by executing and returning this Commitment Letter to Purchaser by December 23, 1997. If this Commitment Letter has not been returned by that date, the Commitment shall expire. The enclosed copy of this letter is for Sutter's files.

                                             Very truly yours,

                                             ASSOCIATES COMMERCIAL CORP. dba
                                             FIRST COLLATERAL SERVICES
                                             a Delaware Corporation


                                        By: /s/ Sarah E. Shaver
                                           ----------------------
                                                Sarah E. Shaver,
                                                Vice President



                                        By: /s/ William Ridder
                                           ----------------------
                                                William Ridder,
                                                Senior Vice President


AGREED TO AND ACCEPTED this

17th day of December, 1997

Sutter Mortgage Corporation
a California corporation


By: /s/ Ronald Morck
    ------------------------
    Ronald Morck,
    President